                                   EXHIBIT 99.4


                             JOHNSTOWN SAVINGS BANK
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                   (In thousands, except for per share data)

                                                                   March 31,
                                                                      1994
                                                                   ----------
                                                                   (Unaudited)
ASSETS:
Cash and due from banks                                             $  3,217
Interest-bearing deposits in other banks                               3,969
                                                                    --------

                                                                       7,186

Investment securities:
 Held to Maturity..............................................        1,095
 Available for Sale............................................       46,104
Mortgage-backed securities:
 Held to Maturity..............................................       26,298
 Available for Sale............................................      111,154
 Held in trading account.......................................        3,758
Loans receivable - net (includes loans available for sale
 of $15,864)...................................................      138,890
Real estate acquired by foreclosure - net......................        1,238
Federal Home Loan Bank stock, at cost..........................        5,272
Accrued interest receivable....................................        2,369
Office properties and equipment - net..........................        2,612
Mortgage servicing purchased - net of accumulated
 amortization of $9,855........................................        7,681
Prepaid expenses and other assets..............................        5,617
                                                                    --------
TOTAL ASSETS...................................................     $359,274



LIABILITIES:
Deposits:
 Savings accounts..............................................     $ 56,155
 Savings certificates..........................................      104,868
 NOW deposits and money market demand accounts.................       53,966
                                                                    --------
                                                                     214,989

Advances by borrowers for taxes and insurance..................        1,294
Other borrowed funds...........................................       10,372
Accrued expenses and other liabilities.........................        1,876
Federal Home Loan Bank advances................................      105,430
                                                                    --------
TOTAL LIABILITIES..............................................      333,961

STOCKHOLDERS' EQUITY:
Preferred stock 5,000,000 shares authorized; none issued.......          -0-
Common stock, $1 par value; 15,000,000 authorized;
 1,944,790 shares issued and outstanding.......................        1,945
Additional paid-in capital.....................................       15,074
Unrealized (losses) gains on investment and mortgage-backed
 securities available for sale - net of applicable
 income taxes..................................................       (2,692)
Retained earnings (substantially restricted)...................       10,986
                                                                    --------
TOTAL STOCKHOLDERS' EQUITY.....................................       25,313
                                                                    --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....................     $359,274

                             JOHNSTOWN SAVINGS BANK
                       CONSOLIDATED STATEMENTS OF INCOME
                   (In thousands, except for per share data)

                                                                          Three Months Ended
                                                                               March 31,
                                                                          -------------------
                                                                            1994       1993
                                                                          ---------  --------
                                                                              (Unaudited)
INTEREST INCOME:
 Mortgage loans.......................................................      $2,403     $2,625
 Other loans..........................................................         714        926
 Mortgage-backed securities...........................................       2,124      1,911
 Interest and dividends on investment securities......................         343        198
 Other interest income................................................          25         39
                                                                            ------     ------
    TOTAL INTEREST INCOME.............................................       5,609      5,699
                                                                            ------     ------

INTEREST EXPENSE:
 Deposits.............................................................       1,824      2,114
 Federal Home Loan Bank advances......................................       1,125        664
 Borrowed funds.......................................................          98        169
                                                                            ------     ------
    TOTAL INTEREST EXPENSE............................................       3,047      2,947
                                                                            ------     ------
    NET INTEREST INCOME...............................................       2,562      2,752
PROVISION FOR LOAN LOSSES.............................................           0        760
                                                                            ------     ------
    NET INTEREST INCOME AFTER                                                2,562      1,992
    PROVISION FOR LOAN LOSSES.........................................      ------     ------


OTHER OPERATING INCOME:
 Mortgage servicing income and other loan service fees (net of
  amortization of cost of purchased mortgage servicing rights)........         756        686
 Gains and other income - real estate acquired by foreclosure.........          90          0
 Net gains on sale of loans...........................................         524        123
 Unrealized (losses) on investments...................................        (486)         0
 Net gains on sale of investments.....................................          39        539
 Other................................................................         177        230
                                                                            ------     ------
    TOTAL OTHER OPERATING INCOME......................................       1,100      1,578
                                                                            ------     ------

OTHER OPERATING EXPENSES:
 Salaries and employee benefits.......................................       1,410      1,320
 Occupancy and equipment..............................................         293        279
 Provisions for losses and other related charges - real estate
  acquired by foreclosure.............................................          33          0
 FDIC deposit insurance premiums......................................         124        143
 Merger costs.........................................................         146          0
 Other................................................................         706        837
                                                                            ------     ------
    TOTAL OTHER OPERATING EXPENSES....................................       2,712      2,579
                                                                            ------     ------
INCOME BEFORE PROVISION FOR INCOME TAXES..............................         950        991

PROVISION FOR INCOME TAXES............................................         315        272
                                                                            ------     ------
NET INCOME............................................................      $  635     $  719
                                                                            ======     ======

EARNINGS PER SHARE....................................................      $ 0.33     $ 0.37
                                                                            ======     ======

                             JOHNSTOWN SAVINGS BANK
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                   (In thousands, except for per share data)

                                                                                         Three Months Ended
                                                                                              March 31,
                                                                                        ---------------------
                                                                                           1994       1993
                                                                                        ----------  ---------
                                                                                             (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income ................................................................            $     635   $    719
                                                                                        ---------   --------

 Adjustments to reconcile net income to
  net cash provided by operating activities

  Depreciation and amortization ............................................                   438        531
  Amortization of investment premiums and discounts ........................                   414        245
  Provision for loan losses ................................................                     0        760
  Direct write down of investment securities ...............................                 4,787          0
  Net losses (gains) on investment and mortgage-backed securities ..........                   447       (569)
  Net gains on sale of loans available for sale ............................                  (524)      (123)
  Changes in interest payable ..............................................                   272        267
  Changes in interest receivable ...........................................                  (222)       (27)
  Changes in prepaid and other assets ......................................                (2,032)       538
  Changes in accrued liabilities ...........................................                  (826)       373
  Net change in loans available for sale ...................................                17,419     (4,889)
  Net change in investments held in trading accounts .......................                  (691)         0
                                                                                         ---------   --------
    TOTAL ADJUSTMENTS ......................................................                19,482     (2,894)
                                                                                         ---------   --------

NET CASH (USED) BY OPERATING ACTIVITIES ....................................                20,117     (2,175)
                                                                                         ---------   --------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sales of investment and mortgage-backed securities
  held to  maturity ........................................................                    0      1,764
 Principal payments on investment and mortgage-backed securities
  held to maturity .........................................................                1,794      9,225
 Purchase of investment and mortgage-backed securities held to maturity ....                 (817)   (28,525)
 Proceeds from sales of investment and mortgage-backed securities
  available for sale .......................................................               16,343     11,000
 Principal payments on investment and mortgage-backed securities
  available for sale .......................................................                8,864        770
 Purchase of investment and mortgage-backed securities available for sale ..              (49,925)    (5,914)
 Net principal (disbursed) collected on loans ..............................                 (341)     4,119
 Purchase of properties and equipment ......................................                  (42)       (59)
 Proceeds from sale of fixed assets and real estate acquired through
  foreclosure ..............................................................                  256      1,322
 Net change in FHLB stock ..................................................                 (216)      (225)
 Net acquisition of mortgage servicing rights ..............................                 (691)      (139)
                                                                                        ---------   --------
NET CASH (USED) PROVIDED BY INVESTING ACTIVITIES ...........................              (24,775)    (6,662)
                                                                                        ---------   --------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net change in deposits ....................................................               (1,217)    (3,106)
 Net change in borrowers' advances .........................................                   90        268
 Proceeds from FHLB advances ...............................................              132,697     46,500
 Repayment of FHLB advances ................................................             (116,267)   (39,000)
 Net change in other borrowed funds ........................................               (9,006)     2,098
 Proceeds from issuance of Common Stock ....................................                   10          0
 Dividends paid on Common Stock ............................................                  (98)         0
 Unrealized depreciation on investments available for sale, net of
  applicable income taxes ..................................................               (2,814)         0
                                                                                        ---------   --------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES ...........................                3,395      6,760
                                                                                        ---------   --------

NET CHANGE IN CASH AND CASH EQUIVALENTS ....................................               (1,263)    (2,077)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR ..............................                8,449     11,561
                                                                                        ---------   --------

CASH AND CASH EQUIVALENTS - END OF PERIOD ..................................            $   7,186   $  9,484
                                                                                        =========   ========

SUPPLEMENTAL DISCLOSURES OF NON-CASH ACTIVITIES:
Loans transferred to real estate owned and in-substance foreclosures .......            $      21   $    811
Loans charged-off ..........................................................                   95        344
Interest paid ..............................................................                2,773      2,681
Income taxes paid ..........................................................                   13         25

                    JOHNSTOWN SAVINGS BANK, AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Notes (1) - Basis of Presentation
- ---------------------------------

  The accompanying consolidated financial statements have been prepared in accordance with the instructions for Form F-4 and do not include all of the information and footnotes required by generally accepted accounting principles for completed financial statements. However, in the opinion of management, the consolidated financial statements reflect all adjustments (which consist of normal recurring accruals) that are necessary for a fair presentation of the results for the unaudited periods. The results of operations for the three month period ended March 31, 1994 are not necessarily indicative of the results that may be expected for the year ending December 31, 1994.

  The Bank declared a 1994 first quarter dividend of $0.05 per share, payable on May 20, 1994 to stockholders of record as of May 2, 1994.

  The consolidated financial statements presented herein should be read in conjunction with the audited consolidated financial statements and the notes thereto for the year ended December 31, 1993 included in Form S-4 for the year ended December 31, 1993.

                    JOHNSTOWN SAVINGS BANK, AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note (2) - Loans
- ----------------

  The following table sets forth information concerning the Bank's portfolio by type of loan at the dates indicated (dollars in thousands).

                                               March 31, 1994   December 31, 1993
                                              ---------------   -----------------

                                               Amount     %      Amount       %
Mortgage loans:
  Single-family (one to four-
    units) residential ..................... $ 46,351   32.6%   $ 47,387    29.8%
  Commercial and multi-family
    (over four units) residential ..........   46,164   32.4      42,794    26.9

  Construction .............................    2,988    2.1       3,099     1.9
  Residential mortgage loans                           -----               -----
    held for sale (at cost
    which approximates market) .............   15,864   11.1      32,759    20.6
                                             --------  -----    --------   -----

   Total mortgage loans ....................  111,367   78.2     126,039    79.2
                                             --------  -----    --------   -----

Other loans:
  Commercial business loans ................    5,164    3.6       5,494     3.5
  Consumer loans ...........................   25,959   18.2      27,473    17.3
  Indirect financing leases ................        4    0.0           6     0.0
                                             --------  -----    --------   -----

   Total non-mortgage loans ................   31,127   21.8      32,973    20.8
                                             --------  -----    --------   -----

   Total loans .............................  142,494  100.0%    159,012   100.0%
                                             --------  -----    --------   -----

Less:
  Allowance for loan losses ................    3,101              3,083
  Loans in process and other
    deductions .............................      503                485
                                             --------           --------

Net loans receivable ....................... $138,890           $155,444
                                             ========           ========

                    JOHNSTOWN SAVINGS BANK, AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note (2) - Loans (continued)
- ----------------------------

 Changes in the reserve for potential losses on loans were as follows (in thousands):

                                                    Three Months Ended
                                                        March 31,
                                                      1994       1993
                                                    --------   --------

Balance, beginning of period.....................   $3,083     $4,056
Provision charged to operations..................        0        760
Loans charged off................................      (95)      (344)
Recoveries.......................................      113         41
                                                    ------     -----
Balance, end of period...........................   $3,101     $4,513
                                                    ======     ======


Note (3) - Real Estate Acquired by Foreclosure
- ----------------------------------------------

  Changes in the reserve for potential losses on real estate acquired by foreclosure were as follows (in thousands):

                                                    Three Months Ended
                                                        March 31,
                                                      1994       1993
                                                    --------   --------
Balance, beginning of period.....................  $ 240      $ 2,059
Provision charged to operations..................      0            0
Losses recognized................................      0       (1,050)
Recoveries.......................................      3          196
                                                   -----      -------
Balance, end of period...........................  $ 243      $ 1,205
                                                   =====      =======
